Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. Section 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of ICP Solar Technologies Inc. (the "Company") on Form 10-KSB for the year ended January 31, 2008 as filed with the Securities and Exchange Commission on the date here of (the "Report"), I, Leon Assayag, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated this 30th day of April, 2008

/S/ Leon Assayag
Leon Assayag
Chief Financial Officer